ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
Exhibit 99.1

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 30, 2001

(Date of report)

NATIONAL PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville, Kentucky	40213

(Address of principal executive offices)	(Zip Code)

(502) 315-2000

(Registrant's telephone number, including area code)

Item 5. Other Events

      On April 19, 2001, the Registrant issued a News Release reporting earnings for the quarter ended March 31, 2001.

      Reference is made to the News Release, dated April 19, 2001, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

(b)	PRO FORMA FINANCIAL INFORMATION: None

(c)	EXHIBITS:

99.1 News Release, dated April 19, 2001 incorporated HEREIN by reference.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROCESSING, INC.

By: /s/ David E. Fountain

Name: David E. Fountain

Title: Chief Financial Officer

Dated: April 30, 2001